Corporate information	12 Months Ended
Dec. 31, 2021
Corporate information
Corporate information

1. Corporate information

Nokia Corporation, a public limited liability company incorporated and domiciled in Helsinki, Finland, is the parent company (Parent Company or Parent) for all its subsidiaries (Nokia or the Group). Nokia is a global provider of mobile, fixed and cloud network solutions combining hardware, software and services, as well as licensing of intellectual property, including patents, technologies and the Nokia brand. Nokia’s operational headquarters are located in Espoo, Finland. The shares of Nokia Corporation are listed on the Nasdaq Helsinki Stock Exchange, the New York Stock Exchange and the Euronext Paris Stock Exchange.

These consolidated financial statements for the year ended 31 December 2021 were authorized for issuance and filing by the Board of Directors on 3 March 2022.